SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                            BUFFALO WILD WINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                                               31- 1455915
------------------------                                  ----------------------
 (State or Other Juris-                                     (I.R.S. Employer
diction of Incorporation                                  Identification Number)
   or Organization)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
              (Address of Principal Executive Office and Zip Code)


               Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan
                            (Full Title of the Plan)


                                 Sally J. Smith
                      Chief Executive Officer and President
                            Buffalo Wild Wings, Inc.
                             1600 Utica Avenue South
                                    Suite 700
                              Minneapolis, MN 55416
                                 (952) 593-9943
(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                              Melodie R. Rose, Esq.
                            Fredrikson & Byron, P.A.
                       200 South Sixth Street, Suite 4000
                          Minneapolis, Minnesota 55402

                         CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                                                          Proposed
                                                  Proposed Maximum          Maximum
Title of Securities           Amount to be         Offering Price          Aggregate              Amount of
 to be Registered            Registered(1)          Per Share(2)        Offering Price(2)      Registration Fee
---------------------------------------------------------------------------------------------------------------
  Awards to Purchase
Common Stock under the
 2003 Equity Incentive
         Plan                   Indefinite             $ 0.00                $ 0.00                 $ 0.00

Common Stock issuable
under the 2003 Equity                                  $36.97           $12,939,500              $1,384.53
   Incentive Plan           350,000 shares

                                                                                                 $1,384.53
        TOTAL:
===============================================================================================================

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plans.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Registrant's Common Stock on May 24, 2006.

     The purpose of this Registration Statement is to register additional shares for issuance under the Registrant's 2003 Equity Incentive Plan. The contents of the Registrant's Registration Statement on Form S-8, Reg. No. 333-110767 are incorporated by reference.


                                   SIGNATURES
                                   ----------

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 26th day of May, 2006


                                            BUFFALO WILD WINGS, INC.
                                            (the "Registrant")



                                            By /s/ Sally J. Smith
                                               ---------------------------------
                                               Sally J. Smith, President and
                                               Chief Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                               (Power of Attorney)

     Each of the undersigned constitutes and appoints Sally J. Smith and Mary J. Twinem his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement of Buffalo Wild Wings, Inc. relating to the Company's 2003 Equity Incentive Plan and any or all amendments or post-effective amendments to the Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on May 26, 2006.

    Signature                                       Title
    ---------                                       -----

/s/ Sally J. Smith               Chief Executive Officer, President and Director
-------------------------        (principal executive officer)
    Sally J. Smith


/s/ Mary J. Twinem               Chief Financial Officer and Treasurer
-------------------------        (principal financial and accounting officer)
    Mary J. Twinem

/s/                              Director
-------------------------
    Dale M. Applequist


/s/ Kenneth H. Dahlberg          Director
-------------------------
    Kenneth H. Dahlberg


/s/ Warren E. Mack               Director
-------------------------
    Warren E. Mack


 /s/ J. Oliver Maggard           Director
-------------------------
    J. Oliver Maggard


/s/                              Director
-------------------------
    Robert MacDonald


/s/ Michael P. Johnson           Director
-------------------------
    Michael P. Johnson


/s/ James M. Damian              Director
-------------------------
    James M. Damian



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.

                         Form S-8 Registration Statement



                                  EXHIBIT INDEX


Exhibit
Number                          Exhibit Description
--------        ----------------------------------------------------------------

5.1             Opinion of Fredrikson & Byron,  P.A. relating to the legality of securities under the 2003 Equity Incentive Plan
23.1            Consent of Independent Registered Public Accounting Firm
23.2            Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1)
24              Power of Attorney (See Signature Page)









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